VANGUARD FLORIDA
INSURED LONG-TERM
TAX-EXEMPT FUND

SEMIANNUAL
REPORT
MAY 31, 1999

[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation. Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                               [COMPASS GRAPHIC]
                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       4

                                  REPORT FROM
                                  THE ADVISER
                                       6

                                  FUND PROFILE
                                       8

                              PERFORMANCE SUMMARY
                                       10

                              FINANCIAL STATEMENTS
                                       11

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

During the first half of the Vanguard Florida Insured Long-Term Tax-Exempt Fund's 1999 fiscal year, municipal bond prices dipped in the face of rising interest rates. These lower prices offset most of the interest income earned by tax-exempt securities during the six months ended May 31, 1999, and resulted in relatively modest total returns on municipal bonds for the period.
     In this environment, our Insured Long-Term Tax-Exempt Fund earned a six-month total return (capital change plus reinvested dividends) of +0.4%. The table below presents the half-year return for our fund, along with that of its average peer. As you can see, our return outpaced the return of similar mutual funds, which had a slightly negative total return of -0.1%.

---------------------------------------------------------
                                          TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 1999
---------------------------------------------------------
 Vanguard Florida Insured                        +0.4%
   Long-Term Tax-Exempt Fund
 Average Florida Tax-Exempt Bond Fund            -0.1
---------------------------------------------------------

     The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.54 per share on November 30, 1998, to $11.23 per share on May 31, 1999, and is adjusted for dividends totaling $0.271 per share paid from net investment income and a distribution of $0.091 per share paid from net realized capital gains. On May 31, the Insured Long-Term Fund's yield stood at 4.60%.
     For Florida residents, income earned by our fund is exempt from federal income taxes, but may be subject to local taxes and the Alternative Minimum Tax.

THE PERIOD IN REVIEW
The U.S. economy steamed ahead during the half-year as consumers continued spending at a breakneck pace and the manufacturing sector showed signs of recovering from last fall's woes. Economic growth expanded at an annual rate of 4.3% during the first three months of 1999, while both unemployment and inflation remained low. The Wilshire 5000 Equity Index, which tracks the entire U.S. stock market, gained +13.2% for the six months.
     While the strong growth pace was regarded enthusiastically by the stock market, it was hardly welcome news in the bond market, where investors feared that higher inflation would result from an overheated economy. These concerns drove interest rates higher and bond prices lower. The yield of the benchmark 30-year U.S. Treasury bond climbed from its starting point of 5.06% on November 30, 1998, to 5.83% on May 31--a significant increase of 77 basis points. At the shorter end of the bond spectrum, the yield of 3-month Treasury bills rose by 15 basis points to close the period at 4.63%.
     Though yields of municipal bonds also rose, the climb was not as steep as for Treasuries. Yields on high-grade long-term municipal bonds ended the half-year at 5.16%, up from 4.89% when the period began. Yields on top-grade (MIG-1) 3-month notes rose on balance to 3.15% from 2.95% six months earlier.
     Municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not quite as attractive as they were six months ago. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 89% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. This proportion has historically been about 84%. Early in the period, however, it was about 97%, largely because Treasury yields had been driven lower by heavy buying from investors who fled riskier securities.

PERFORMANCE OVERVIEW
The +0.4% total return achieved by the Florida Insured Long-Term Tax-Exempt Fund consisted of a +2.3% income return and a price decline of -1.9%, which reflected the rise in interest rates. The fund's performance was better than the -0.1% return of the average Florida municipal bond fund but was half that of the Lehman Brothers Municipal Bond Index. This national index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.
     Of course, interest rate fluctuations--up and down--are to be expected. In our letter to you six months ago, we explained that declining interest rates gave a boost to bond prices, resulting in an excellent fiscal 1998 total return of +8.0% for the Insured Long-Term Fund. Over time, however, the effects of rate variations tend to be offsetting, leaving the rate of interest income as the chief source of long-term bond returns.
     A  six-month  period is too short to provide a  complete  picture of a bond fund's return. This is because only half of the year's interest income is accounted for, while the price changes engendered by shifts in interest rates are fully reflected. Consequently, investors should consider a full year's interest income as part of a semiannual review. During the twelve months ended May 31, 1999, our Insured Long-Term Fund earned a total return of +4.4%, consisting of an income return of +4.8% and a negative capital return of -0.4%.
     Our low costs play a critical role in our success. Our fund has an annualized expense ratio (expenses as a percentage of average net assets) of 0.18%, compared with 1.03% charged by the average long-term Florida tax-exempt fund. Costs matter because they are deducted from the income earned by the fund. Therefore, lower operating expenses mean that a higher percentage of the gross interest income is passed along to shareholders.
     Also instrumental in our long-term success is the skillful management of Vanguard Fixed Income Group, which selects the securities for our funds. Our Insured Long-Term Fund invests predominantly in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have made up the difference--and then some. This cost advantage has allowed our fund to provide net returns that are fully competitive with those of uninsured--and, thus, lower-quality--municipal bond portfolios.

IN SUMMARY
The swift rise in interest rates over the past several months is not an aberration but rather a normal, if unpleasant, part of the cyclicality of the financial markets. The variable nature of both bond and stock markets is the reason we continuously counsel shareholders to hold balanced portfolios suitable to their goals, time horizon for investing, and tolerance for risk. Building such a program and then sticking with it through good times and bad is a prudent, and ultimately rewarding, method of confronting the ever-present volatility of the financial markets.
     We look forward to reporting to you on the full 1999 fiscal year six months hence.


/S/                                     /S/
John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman and
                                        Chief Executive Officer
June 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.
     However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS
Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.

--------------------------------------------------------------------------------
                                                            TOTAL RETURNS
                                                     PERIODS ENDED MAY 31, 1999
                                                   -----------------------------
                                                   6 MONTHS    1 YEAR   5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                       12.6%     21.0%      25.9%
  Russell 2000 Index                                  11.0      -2.7       13.6
  Wilshire 5000 Index                                 13.2      17.7       23.8
  MSCI EAFE Index                                      4.2       4.7        8.0
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                         -0.8%      4.4%       7.8%
  Lehman 10 Year Municipal Bond Index                  0.4       4.6        7.2
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                           2.2       4.8        5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                 1.3%      2.1%       2.4%
--------------------------------------------------------------------------------
*Annualized.

     During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

     Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.
     Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS
For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.
     Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.
     Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS
Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.
     Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

During the fiscal half-year ended May 31, 1999, interest rates rose as investors became worried that the strong growth of the U.S. economy might lead to an acceleration in the inflation rate. As the period progressed, the U.S. economy's growth rate slowed, but remained strong.
     On the inflation front, investors' fears seemed misplaced until May, when the Consumer Price Index came in above expectations. Soon after, the Federal Reserve Board announced that it had adopted a bias toward a tighter monetary policy, meaning that it was more likely to raise interest rates in the coming months than to lower them. A decision to raise short-term interest rates would, if taken, be aimed at slowing growth and heading off increases in inflation. The Fed's announcement marked the first time the agency had told the public immediately about its adoption of a policy bias, rather than releasing the information at a later date. As we reached the midpoint of our fiscal year, interest rates were hovering around their highest levels of the period, and market participants were waiting to see whether inflation and growth statistics would prompt the Fed to act on its tightening bias.
     Municipal bonds outperformed U.S. Treasury bonds with equivalent maturities during the half-year. The benchmark 30-year U.S. Treasury bond's yield increased by 77 basis points, from 5.06% on November 30, 1998, to 5.83% on May 31, 1999. The yield of a 30-year AAA-rated general obligation municipal bond increased 27 basis points, from 4.89% to 5.16%, over the same period.
     The municipal bond market's strong relative performance can be explained by two factors. First, municipal bond yields at the start of the 1999 fiscal year were very attractive compared with Treasury yields. The global forces that had compelled investors to seek the safety of Treasuries during summer 1998 did not carry over to the municipal market, which consequently underperformed Treasuries last fiscal year. This set the stage for municipals' superior performance in the ensuing six months. Second, there was a 24% decline in the issuance of municipal bonds during the first five months of calendar year 1999 compared with the same period a year earlier.
     The supply of newly issued municipals varied widely by state. In Florida, there was only a modest decline in new bond issuance compared with 1998. The supply of new bonds declined for two reasons, both related to higher interest rates. First, as rates rose, many issuers were no longer able to refinance older, higher-coupon bonds by issuing new bonds at lower rates. Second, higher interest rates made borrowing less attractive to bond issuers.
     All in all, municipal bonds had a strong half-year compared with other types of bonds. Even so, high-quality, long-term municipals continue to be attractive investments, with yields as of May 31, 1999, equivalent to a relatively high 89% of the yield on long-term U.S. Treasury bonds. Given that interest on municipal bonds is generally exempt from federal income tax, while interest on Treasuries and corporate bonds is not, municipals provide a better after-tax yield than any taxable bond of similar credit quality.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The Fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

     Going forward, new municipal bond issuance is expected to remain low through year-end. Also, as the outlook for growth and inflation becomes clearer, the Fed should give more direction to the market. At the least, this should reduce uncertainty and bring some comfort to the bond markets.
     The Vanguard Florida Insured Long-Term Tax-Exempt Fund's low operating costs and high credit quality should stand our shareholders in good stead during this year's turbulent bond markets.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 11, 1999

FUND PROFILE
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------------------------
                                               FLORIDA INSURED            LEHMAN
                                                     LONG-TERM            INDEX*
--------------------------------------------------------------------------------
Number of Issues                                           163            49,905
Yield                                                     4.6%                --
Yield to Maturity                                         4.7%                --
Average Coupon                                            5.4%              5.5%
Average Maturity                                    12.0 years        13.2 years
Average Quality                                            AAA               AA+
Average Duration                                     8.0 years         7.2 years
Expense Ratio                                          0.18%**                --
Cash Reserves                                             1.1%                --

*Lehman Municipal Bond Index.
**Annualized.

VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                               FLORIDA INSURED            LEHMAN
                                                     LONG-TERM            INDEX*
--------------------------------------------------------------------------------
R-Squared                                                 0.97              1.00
Beta                                                      1.18              1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------------------------------
Under 1 Year                                                                5.5%
1-5 Years                                                                   7.9
5-10 Years                                                                 29.7
10-20 Years                                                                42.3
20-30 Years                                                                14.0
Over 30 Years                                                               0.6
--------------------------------------------------------------------------------
Total                                                                     100.0%


INVESTMENT FOCUS
--------------------------------------------------------------------------------
[GRID]
AVERAGE MATURITY - Long
CREDIT QUALITY   - High


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------------------------------
AAA                                                                        94.5%
AA                                                                          5.5
A                                                                           0.0
BBB                                                                         0.0
BB                                                                          0.0
B                                                                           0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-MAY 31, 1999
--------------------------------------------------------------------------------
                           FLORIDA INSURED LONG-TERM
                                TAX-EXEMPT FUND                      LEHMAN*
FISCAL             CAPITAL          INCOME            TOTAL            TOTAL
YEAR                RETURN          RETURN           RETURN           RETURN
--------------------------------------------------------------------------------
1992                 1.6%             1.2%             2.8%             1.8%
1993                 6.9              5.5             12.4             11.1
1994               -11.0              4.9             -6.1             -5.2
1995                13.8              6.3             20.1             18.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FLORIDA INSURED LONG-TERM
                                TAX-EXEMPT FUND                      LEHMAN*
FISCAL             CAPITAL          INCOME            TOTAL            TOTAL
YEAR                RETURN          RETURN           RETURN           RETURN
--------------------------------------------------------------------------------
1996                 1.2%             5.3%             6.5%             5.9%
1997                 1.3              5.2              6.5              7.2
1998                 2.9              5.1              8.0              7.8
1999**              -1.9              2.3              0.4              0.8
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
**Six months ended May 31, 1999.
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                            INCEPTION                     ----------------------
                               DATE     1 YEAR   5 YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Florida Insured Long-Term
  Tax-Exempt Fund            9/1/1992    6.56%   7.73%    2.23%    5.33%   7.56%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                            MATURITY            AMOUNT         VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON         DATE             (000)          (000)
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.0%)

  Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)     6.25%    12/1/2011 (1)         3,095          3,602
  Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)     6.25%    12/1/2016 (1)         8,695          9,866
  Boynton Beach FL Util. System Rev.                              6.25%    11/1/2020 (3)         2,085          2,260
  Boynton Beach FL Util. System Rev.                              6.25%    11/1/2020 (3)(ETM)      415            475
  Brevard County FL Health Fac. (Holmes Medical Center)           5.625%   10/1/2014 (1)         3,000          3,145
  Broward County FL Airport System Rev.                           5.125%   10/1/2018 (2)         6,060          6,005
  Broward County FL Airport System Rev.                           5.25%    10/1/2012 (1)        14,735         14,986
  Broward County FL Solid Waste                                   5.75%     7/1/2013 (1)         4,130          4,407
  Canaveral FL Port Auth.                                         6.00%     6/1/2006 (3)         1,000          1,073
  Collier County FL COP                                           6.25%    2/15/2013 (4)        12,500         14,237
  Coral Springs FL Improvement Dist. Water & Sewer GO             6.00%     6/1/2010 (1)         4,250          4,657
  Dade County FL Health Fac. Auth. Rev. (Miami Baptist Hosp.)     5.25%    5/15/2013 (1)         5,500          5,604
  Dade County FL School Board COP                                 5.25%     8/1/2008 (2)         8,430          8,881
  Dade County FL School Board COP                                 5.25%     8/1/2011 (2)        12,790         13,260
  Dade County FL School Board COP                                 5.60%     8/1/2006 (2)(Prere.)22,420         24,410
  Dade County FL School Board COP                                 5.70%     8/1/2006 (2)(Prere.) 4,300          4,708
  Dade County FL School Dist. GO                                  5.00%    2/15/2017 (1)        21,240         20,871
  Dade County FL School Dist. GO                                  6.875%    8/1/2002 (1)         5,000          5,439
  Dade County FL Seaport GO                                       6.25%    10/1/2001 (2)(Prere.) 2,000          2,133
  Dade County FL Seaport GO                                       6.50%    10/1/2001 (2)(Prere.) 4,090          4,384
  Dade County FL Solid Waste System Rev.                          6.00%    10/1/2007 (2)         8,700          9,580
  Dade County FL Water & Sewer System Rev.                        5.25%    10/1/2011 (3)         4,000          4,148
  Dade County FL Water & Sewer System Rev.                        5.25%    10/1/2012 (3)         6,000          6,188
  Dade County FL Water & Sewer System Rev.                        5.25%    10/1/2026 (3)        10,140         10,171
  Dade County FL Water & Sewer System Rev.                        5.50%    10/1/2015 (3)         2,000          2,069
  Dade County FL Water & Sewer System Rev.                        6.25%    10/1/2009 (3)         1,500          1,706
  Davie FL Water & Sewer Rev.                                     6.375%   10/1/2012 (2)         2,500          2,879

                                       11

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                            MATURITY            AMOUNT         VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON         DATE             (000)          (000)
---------------------------------------------------------------------------------------------------------------------
  Dunedin FL Util. System. Rev.                                   6.75%    10/1/2008 (3)         1,115          1,303
  Dunedin FL Util. System. Rev.                                   6.75%    10/1/2010 (3)         2,465          2,908
  Florida Board Regent Univ. System                               5.375%    7/1/2017 (1)         4,195          4,272
  Florida Board of Educ. Lottery Rev.                             5.00%     7/1/2016 (3)        16,800         16,647
  Florida Board of Educ. Lottery Rev.                             5.00%     7/1/2017 (3)         8,000          7,878
  Florida Board of Educ. Rev. (Capital Outlay)                    5.00%     6/1/2015 (3)        11,205         11,156
  Florida Board of Educ. Rev. (Capital Outlay)                    5.00%     6/1/2016 (3)        11,745         11,626
  Florida Board of Educ. Rev. (Capital Outlay)                    5.00%     6/1/2017 (3)        12,380         12,178
  Florida Dept. of General Services Rev.
    (Dept. of Environmental Protection Preservation-2000)         5.00%     7/1/2011 (2)         6,500          6,595
  Florida Dept. of General Services Rev.
    (Dept. of Environmental Protection Preservation-2000)         5.25%     7/1/2010 (1)         6,500          6,742
  Florida Dept. of General Services Rev.
    (Dept. of Environmental Protection Preservation-2000)         5.50%     7/1/2000 (2)        14,095         14,430
  Florida Dept. of General Services Rev.
    (Dept. of Environmental Protection Preservation-2000)         5.75%     7/1/2013 (2)         2,585          2,769
  Florida Gas Util. Rev. (Gas Project)                            5.00%    12/1/2008 (4)         7,500          7,799
  Florida Muni. Power Agency                                      6.25%    10/1/2002 (2)(Prere.) 4,500          4,916
  Florida Muni. Power Agency (Tricity Project)                    5.00%    10/1/2010 (2)         4,340          4,410
  Florida Muni. Power Agency VRDO (Stanton Project)               3.10%     6/2/1999 (1)         4,385          4,385
  Florida Turnpike Auth. Rev.                                     5.00%     7/1/2014 (1)         5,000          5,012
  Florida Turnpike Auth. Rev.                                     5.00%     7/1/2015 (1)         7,435          7,410
  Florida Turnpike Auth. Rev.                                     5.00%     7/1/2017 (1)         8,165          8,040
  Florida Turnpike Auth. Rev.                                     5.00%     7/1/2023 (1)        10,000          9,673
  Greater Orlando FL Aviation Auth.                               6.10%    10/1/2006 (2)         2,500          2,704
  Hillsborough County FL IDA (Univ. Community Hosp.)              6.50%    8/15/2019 (1)        17,850         20,953
  Hillsborough County FL School Board COP                         5.25%     7/1/2017 (1)        12,000         12,070
  Hillsborough County FL School Board COP                         5.50%     7/1/2018 (1)        15,945         16,757
  Hillsborough County FL School Board COP                         5.625%    7/1/2005 (2)(Prere.) 6,500          7,101
  Indian River County FL Water & Sewer Rev.                       5.25%     9/1/2018 (3)         6,415          6,458
  Indian River County FL Water & Sewer Rev.                       6.50%     9/1/2008 (3)         2,540          2,917
  Jacksonville FL Capital Improvement (Gator Bowl Project)        5.50%    10/1/2019 (2)         5,850          6,009
  Jacksonville FL Entitlement Rev.                                5.50%    10/1/2012 (2)         4,900          5,118
  Lakeland FL Electric & Water Rev.                               0.00%    10/1/2010 (1)         8,260          4,786
  Lakeland FL Electric & Water Rev.                               0.00%    10/1/2011 (1)         8,420          4,599
  Lakeland FL Electric & Water Rev.                               0.00%    10/1/2012 (1)         6,520          3,360
  Lakeland FL Electric & Water Rev.                               6.05%    10/1/2014 (3)         2,000          2,251
  Lakeland FL Electric & Water Rev.                               6.55%    10/1/2009 (3)         4,000          4,636
  Lee County FL Local Option Gas Tax Rev.                         5.50%    10/1/1999 (1)(Prere.) 2,000          2,015
  Lee County FL School Board COP                                  6.00%     8/1/2007 (4)         5,820          6,445
  Lee County FL School Board COP                                  6.00%     8/1/2008 (4)         6,180          6,840
  Marion County FL Hosp. Dist. (Munroe Regional Medical Center)   6.20%    10/1/2007 (3)         1,000          1,085
  Martin County FL Health Fac. Auth. Hosp. Rev.
  (Martin Memorial Medical Center)                                5.00%   11/15/2028 (2)         6,500          6,201
  Melbourne FL Water & Sewer Rev.                                 6.375%   10/1/2012 (3)         1,000          1,086
  Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)     6.125%  11/15/2014 (4)         1,250          1,351
  Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)     6.25%   11/15/2008 (4)         2,000          2,177
  Miami-Dade County FL Public Fac. Rev.(Jackson Memorial Hosp.)   5.25%     6/1/2010 (4)         2,815          2,903
  Miami-Dade County FL Public Fac. Rev.(Jackson Memorial Hosp.)   5.25%     6/1/2011 (4)         2,950          3,014
  Miami-Dade County FL Public Fac. Rev.(Jackson Memorial Hosp.)   5.25%     6/1/2012 (4)         3,120          3,172
  Miami-Dade County FL Public Fac. Rev.(Jackson Memorial Hosp.)   5.25%     6/1/2013 (4)         3,160          3,200
  Miami FL GO                                                     5.90%    12/1/2008 (3)         1,000          1,107
  Miami FL GO                                                     6.00%    12/1/2009 (3)         1,380          1,540
  Miramar FL Wastewater Improvement Assessment Refunding          5.00%    10/1/2019 (1)         4,850          4,693
  Miramar FL Wastewater Improvement Assessment Refunding          5.00%    10/1/2025 (1)         2,500          2,408
  Naples FL Hosp. Rev.                                            5.50%    10/1/2016 (1)         2,250          2,304
  North Broward FL Hosp. Dist. Rev.                               5.25%    1/15/2017 (1)         3,500          3,496
  North Broward FL Hosp. Dist. Rev.                               5.375%   1/15/2013 (1)         1,750          1,806
  North Broward FL Hosp. Dist. Rev.                               5.75%    1/15/2007 (1)         2,560          2,775
  Ocala FL Water & Sewer                                          5.50%    10/1/2015 (2)         4,550          4,728

                                       12

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                            MATURITY            AMOUNT         VALUE*
                                                                 COUPON         DATE             (000)          (000)
---------------------------------------------------------------------------------------------------------------------
  Ocala FL Water & Sewer                                          6.00%    10/1/2005 (2)         2,565          2,765
  Ocala FL Water & Sewer                                          6.00%    10/1/2010 (2)         2,435          2,713
  Orange County FL Health Fac. Auth.(Adventist for Sunbelt Group) 5.25%   11/15/2020 (2)         3,000          2,988
  Orange County FL Health Fac. Auth.(Adventist for Sunbelt Group) 5.50%   11/15/2015 (2)         1,250          1,288
  Orange County FL Health Fac. Auth.(Adventist for Sunbelt Group) 6.25%   11/15/2008 (2)         4,570          5,113
  Orange County FL Health Fac. Auth.(Adventist for Sunbelt Group) 6.25%   11/15/2010 (2)         6,015          6,658
  Orange County FL Health Fac. Auth.(Orlando Regional Health)     6.25%    10/1/2009 (1)         6,980          7,894
  Orange County FL Health Fac. Auth.(Orlando Regional Health)     6.25%    10/1/2010 (1)         7,435          8,418
  Orange County FL Health Fac. Auth.(Orlando Regional Health)     6.25%    10/1/2011 (1)         3,910          4,433
  Orange County FL Health Fac. Auth.(Orlando Regional Health)     6.25%    10/1/2013 (1)         4,465          5,095
  Orange County FL Health Fac. Auth.(Orlando Regional Health)     6.25%    10/1/2016 (1)         5,500          6,236
  Orange County FL Health Fac. Auth.(Orlando Regional Health)     6.25%    10/1/2018 (1)         2,700          3,061
  Orange County FL Sales Tax Rev.                                 5.125%    1/1/2028 (3)         8,000          7,852
  Orange County FL School Dist. COP                               5.375%    8/1/2017 (1)         7,590          7,713
  Orange County FL School Dist. COP                               5.375%    8/1/2022 (1)         6,880          6,946
  Orange County FL School Dist. COP                               6.00%     8/1/2011 (1)         6,000          6,669
  Orange County FL Solid Waste Rev.                               6.375%   10/1/2017 (3)         3,500          3,797
  Orange County FL Tourist Dev. Rev.                              5.90%    10/1/2010 (1)         1,250          1,390
  Orange County FL Tourist Dev. Rev.                              6.50%    10/1/2002 (2)(Prere.) 4,000          4,396
  Orlando & Orange County FL Expressway Auth. Rev.                5.00%     7/1/2028 (3)        15,000         14,422
  Orlando & Orange Counry FL Expressway Auth. Rev.                5.375%    7/1/2011 (2)         5,000          5,187
  Orlando & Orange County FL Expressway Auth. Rev.                6.50%     7/1/2010 (3)         2,000          2,316
  Osceola County FL Gas Tax Rev.                                  5.90%     4/1/2008 (3)         1,805          1,950
  Palm Beach County FL Criminal Justice Fac. Rev.                 5.375%    6/1/2008 (3)         2,375          2,535
  Palm Beach County FL Criminal Justice Fac. Rev.                 5.375%    6/1/2011 (3)         1,120          1,185
  Palm Beach County FL Criminal Justice Fac. Rev.                 7.20%     6/1/2015 (3)         3,000          3,743
  Palm Beach County FL Solid Waste Auth. Rev.                     6.00%    10/1/2007 (2)        10,000         11,062
  Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)       5.25%   11/15/2012 (1)         2,705          2,757
  Pinellas County FL Sewer Rev.                                   5.00%    10/1/2024 (3)         9,500          9,182
  Sarasota County FL Util. System Rev.                            5.75%    10/1/2012 (3)         4,325          4,604
  Sarasota County FL Util. System Rev.                            7.00%    10/1/2009 (3)         6,260          7,491
  Seacoast FL Util. Auth. Water & Sewer Rev.                      5.50%     3/1/2010 (3)         2,500          2,614
  Seacoast FL Util. Auth. Water & Sewer Rev.                      5.50%     3/1/2013 (3)         4,000          4,168
  Seacoast FL Util. Auth. Water & Sewer Rev.                      5.50%     3/1/2017 (3)         2,400          2,534
  Seacoast FL Util. Auth. Water & Sewer Rev.                      5.50%     3/1/2019 (3)         1,595          1,682
  Seminole County FL School Board COP                             6.125%    7/1/2004 (1)(Prere.) 3,500          3,883
  Seminole County FL School Board COP                             6.50%     7/1/2004 (1)(Prere.) 2,750          3,077
  Seminole County FL Water & Sewer Rev.                           6.00%    10/1/2009 (1)         1,800          2,010
  Seminole County FL Water & Sewer Rev.                           6.00%    10/1/2012 (1)         5,000          5,575
  Seminole County FL Water & Sewer Rev.                           6.00%    10/1/2019 (1)         7,500          8,370
  South Miami FL Health Fac. Auth. Hosp. Rev.
    (Baptist Health Systems Obligations Group)                    5.00%   11/15/2028 (1)        10,000          9,541
  St. Lucie County FL Util. System Rev.                           5.50%    10/1/2015 (3)(ETM)    5,000          5,239
  St. Lucie County FL Util. System Rev.                           6.00%    10/1/2020 (3)(ETM)+   3,165          3,498
  St. Lucie County FL Util. System Rev.                           6.50%    10/1/2008 (1)(ETM)    4,910          5,467
  Sunrise FL Util. System Rev.                                    5.20%    10/1/2022 (2)        17,805         17,890
  Sunrise FL Util. System Rev.                                    5.75%    10/1/2006 (2)(Prere.) 2,000          2,199
  Tallahassee FL Energy System Rev.                               5.00%    10/1/2028 (4)        11,590         11,142
  Tallahassee FL Energy System Rev.                               5.25%    10/1/2013 (4)         4,730          4,924
  Tallahassee FL Energy System Rev.                               5.25%    10/1/2014 (4)         3,980          4,137
  Tallahassee FL Energy System Rev.                               5.25%    10/1/2015 (4)         5,240          5,420
  Tamarac FL Water & Sewer Util. Rev.                             5.90%    10/1/2011 (3)         3,980          4,407
  Tampa FL Health System Rev.
    (Allegany Health System-St. Mary's Hosp.)                     5.00%    12/1/2012 (1)(ETM)    7,380          7,437
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.00%   11/15/2010 (1)         3,990          4,046
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.25%   11/15/2011 (1)         4,575          4,698
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.25%   11/15/2012 (1)         3,385          3,458
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.25%   11/15/2013 (1)         4,615          4,694
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.50%   11/15/2004 (1)         1,000          1,064
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.50%   11/15/2012 (2)         2,000          2,119

                                       13

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                            MATURITY            AMOUNT         VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON         DATE             (000)          (000)
---------------------------------------------------------------------------------------------------------------------
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.50%   11/15/2013 (2)         2,800          2,970
  Tampa FL Health System Rev. (Catholic Healthcare East)          5.50%   11/15/2014 (2)         1,000          1,060
  Tampa FL Hillsborough County Expressway Auth. Rev.              6.00%     7/1/2004 (2)         4,980          5,423
  Tampa FL Hillsborough County Expressway Auth. Rev.              6.50%     7/1/2002 (2)         4,130          4,447
  Tampa FL Water & Sewer Rev.                                     6.25%    10/1/2012 (3)         5,805          6,224
  Titusville FL Water & Sewer Rev.                                6.00%    10/1/2004 (1)(Prere.) 2,500          2,770
  West Palm Beach FL Public Service Tax Rev.                      6.125%    3/1/2002 (1)(Prere.) 1,560          1,667
                                                                                                          -----------
                                                                                                              827,071
                                                                                                          -----------
NONINSURED (7.9%)
  Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
    (Cleveland Clinic Obligated Group)                            3.25%     6/2/1999               300            300
  Florida Board of Educ.                                          5.00%     6/1/2012             6,000          6,000
  Florida Board of Educ.                                          6.75%     6/1/2001(Prere.)     2,000          2,137
  Florida Housing Finance Agency                                  6.25%     7/1/2011             1,490          1,579
  Florida Housing Finance Agency                                  6.35%     7/1/2014             1,885          1,996
  Gainesville FL Util. System Rev.                                6.50%    10/1/2012             1,500          1,751
  Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)3.30%     6/2/1999               305            305
  Jacksonville FL Electric Auth. Rev.                             5.00%    10/1/2023            14,940         14,429
  Jacksonville FL Electric Auth. Rev.                             5.10%    10/1/2032             5,500          5,328
  Jacksonville FL PCR VRDO (Florida Power & Light Co. Project)    3.30%     6/2/1999             5,500          5,500
  Orange County FL Health Fac. Auth. VRDO
    (Adventist for Sunbelt Group)                                 3.20%     6/3/1999 LOC         8,300          8,300
  Orlando FL Util. Comm. Rev.                                     6.75%    10/1/2017            11,700         13,970
  St. Lucie County FL PCR VRDO (Florida Power & Light Co.)        3.30%     6/2/1999             8,145          8,145
  Tallahassee FL Consolidated Util. System Rev.                   6.20%    10/1/2019             2,000          2,179
                                                                                                          -----------
                                                                                                               71,919
                                                                                                          -----------

--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
         (COST $873,083)                                                898,990
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     13,600
Liabilities                                                              (3,538)
                                                                         -------
                                                                         10,062
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 80,915,135 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                            $909,052
================================================================================

NET ASSET VALUE PER SHARE                                                $11.23
================================================================================
*See Note A in Notes to Financial Statements.
+Securities with a value of $1,547,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 15.

--------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
Paid in Capital                                      $883,234             $10.91
Undistributed Net Investment Income                        --                 --
Overdistributed Net Realized Gains--Note E              (156)                 --
Unrealized Appreciation--Notes E and F
         Investment Securities                         25,907                .32
         Futures Contracts                                 67                 --
--------------------------------------------------------------------------------
NET ASSETS                                           $909,052             $11.23
================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                       FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                   SIX MONTHS ENDED MAY 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                             $ 21,964
                                                                       ---------
  Total Income                                                           21,964
                                                                       ---------
EXPENSES
  The Vanguard Group--Note B
     Investment Advisory Services                                            52
     Management and Administrative                                          662
     Marketing and Distribution                                              88
  Custodian Fees                                                              5
  Auditing Fees                                                               4
  Shareholders' Reports                                                       2
  Trustees' Fees and Expenses                                                 1
                                                                       ---------
     Total Expenses                                                         814
     Expenses Paid Indirectly--Note C                                        (5)
                                                                       ---------
     Net Expenses                                                           809
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    21,155
--------------------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold                                              1,616
  Futures Contracts                                                       2,913
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                         4,529
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (22,677)
  Futures Contracts                                                         715
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (21,962)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $3,722
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------
                                                                 FLORIDA INSURED LONG-TERM
                                                                      TAX-EXEMPT FUND
                                                           -------------------------------
                                                             SIX MONTHS               YEAR
                                                                  ENDED              ENDED
                                                           MAY 31, 1999      NOV. 30, 1998
                                                                  (000)              (000)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                                       $  21,155         $  34,425
  Realized Net Gain                                               4,529             8,021
  Change in Unrealized Appreciation (Depreciation)              (21,962)           11,900
                                                           -------------------------------
     Net Increase in Net Assets Resulting from Operations         3,722            54,346
                                                           -------------------------------
DISTRIBUTIONS
  Net Investment Income                                         (21,155)          (34,425)
  Realized Capital Gain                                          (6,988)               --
                                                           -------------------------------
     Total Distributions                                        (28,143)          (34,425)
                                                           -------------------------------

CAPITAL SHARE TRANSACTIONS1
  Issued                                                        236,128           351,784
  Issued in Lieu of Cash Distributions                           19,088            22,335
  Redeemed                                                     (139,259)         (193,595)
                                                           -------------------------------
     Net Increase from Capital Share Transactions               115,957           180,524
------------------------------------------------------------------------------------------
  Total Increase                                                 91,536           200,445
------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                           817,516           617,071
                                                           -------------------------------
  End of Period                                               $ 909,052         $ 817,516
==========================================================================================

1Shares Issued (Redeemed)
  Issued                                                         20,584            30,858
  Issued in Lieu of Cash Distributions                            1,671             1,958
  Redeemed                                                      (12,174)          (17,015)
                                                           -------------------------------
     Net Increase in Shares Outstanding                          10,081            15,801
==========================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

                                                                        FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED    ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 1999       1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.54     $11.21        $11.07        $10.94         $9.61        $10.86
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .271       .551          .561          .550          .560          .550
  Net Realized and Unrealized Gain (Loss)
      on Investments                               (.219)      .330          .140          .130         1.330        (1.180)
                                                ----------------------------------------------------------------------------
      Total from Investment Operations              .052       .881          .701          .680         1.890         (.630)
                                                ----------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.271)     (.551)        (.561)        (.550)        (.560)        (.550)
  Distributions from Realized Capital Gains        (.091)        --            --            --            --         (.070)
                                                ----------------------------------------------------------------------------
     Total Distributions                           (.362)     (.551)        (.561)        (.550)        (.560)        (.620)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.23     $11.54        $11.21        $11.07        $10.94         $9.61
============================================================================================================================
TOTAL RETURN                                       0.44%      8.03%         6.54%         6.45%        20.05%        -6.08%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $909       $818          $617          $515          $423          $284
  Ratio of Total Expenses to
     Average Net Assets                            .18%*      0.20%         0.19%         0.19%         0.21%         0.22%
  Ratio of Net Investment Income to
     Average Net Assets                           4.75%*      4.83%         5.10%         5.09%         5.33%         5.31%
  Portfolio Turnover Rate                            8%*        21%           13%           19%           20%           43%
============================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard  Florida  Insured  Long-Term  Tax-Exempt  Fund is registered  under the
Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the fund had contributed capital of $140,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1999, custodian fee offset arrangements reduced expenses by $5,000.

D. During the six months ended May 31, 1999, the fund purchased $135,818,000 of investment securities and sold $32,732,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $5,262,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $20,645,000, consisting of unrealized gains of $26,981,000 on securities that had risen in value since their purchase and $6,336,000 in unrealized losses on securities that had fallen in value since their purchase.

     At May 31, 1999, the aggregate settlement value of open futures contracts expiring in September 1999 and the related unrealized appreciation were:
--------------------------------------------------------------------------------
                                                          (000)
                                           -------------------------------------
                           NUMBER OF         AGGREGATE
                             SHORT           SETTLEMENT            UNREALIZED
FUTURES CONTRACTS          CONTRACTS           VALUE              APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Bond            194              $22,789                $67
--------------------------------------------------------------------------------

               TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education
Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of
Economics, Princeton University; Director of
Prudential Insurance Co. of America, Banco Bilbao
Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

                OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

              OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
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   "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES
                                   [GRAPHIC]
                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]
                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                           a true investment pioneer,
                      died six weeks later on September 2.

                                   [GRAPHIC]
                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q182-07/23/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.